UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 10, 2008

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

Iowa	1-14225	42-0617510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

Effective as of March 10, 2008, Eric K. Jungbluth, Executive Vice President, HNI Corporation, and President, The HON Company, resigned.

Effective as of March 10, 2008, Jerald K. Dittmer, Vice President and Chief Financial Officer, HNI Corporation, resigned his position and was appointed Executive Vice President, HNI Corporation, and President, The HON Company.  A copy of the press release announcing his appointment is attached hereto as Exhibit 99.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

The following exhibit relating to Item 5.02 is filed as a part of this Current Report on Form 8-K.

Exhibit No.	Description

99	Text of press release dated March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	March 10, 2008	By	/s/ Stan A. Askren
Stan A. Askren Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Text of press release dated March 10, 2008.